LKCM
FUNDS

SUMMARY PROSPECTUS

May 1, 2011

LKCM INTERNATIONAL FUND
(LKINX)

Before you invest, you may want to review the LKCM International Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.lkcmfunds.com.  You can also get this information at no cost by calling 1-800-688-LKCM or by sending an e-mail request to info@lkcmfunds.com.

Investment Objective:  The Fund seeks total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.87%
Total Annual Fund Operating Expenses	1.87%
Fee Waiver and/or Expense Reimbursement(1)	-0.67%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.20%
(1)
Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through April 30, 2012 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.20%.  This expense limitation excludes interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses.  The fee reduction and expense reimbursement agreement may be terminated or changed at any time only with the consent of the Board of Trustees.

Example
The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$122	$523	$949	$2,136

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 165% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing in a portfolio of primarily equity and equity-related securities in non-U.S. markets that the Fund’s subadviser, TT International, believes have sound prospects for sustainable growth and represent value in the form of assets and earnings.  Under normal circumstances, the Fund invests at least 80% of its net assets in securities that are tied economically to Europe, Australasia or the Far East.  In addition, the Fund may invest in issuers located in emerging markets, which are the markets of countries in the initial stages of their industrialization cycles with low per capita income.  The Fund’s investments generally will involve securities principally traded in at least three different countries. The Fund may invest in equity securities of small, mid and large capitalization companies.

TT International uses both a “top-down” and a “bottom-up” investment strategy in managing the Fund’s investment portfolio.  As part of its top-down strategy, TT International uses geopolitical analysis to eliminate countries where TT International believes it is unsafe to invest and to highlight countries where change is likely to occur.  Once TT International has completed the geopolitical analysis, it uses its bottom-up strategy to allocate Fund assets among various sectors and industries and considers a wide range of factors, including the perceived value of a company's assets or earnings and the potential for realizing a company’s value.  TT International may decide to sell Fund investments under a wide range of circumstances relating to the performance and potential of those investments and to general, economic, sector or market conditions.

In addition to equity securities, the Fund also may invest in American Depositary Receipts (“ADRs”) and similar instruments, as well as investment grade and non-investment grade debt securities (‘commonly known as “junk bonds”).  At its discretion, TT International may use foreign currency contracts, options and stock index futures contracts for hedging purposes.  TT International also may engage in active and frequent trading of the Fund’s securities in order to achieve its investment objectives and principal investment strategies.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money.  Investments in the Fund also are subject to the following principal risks:

•
General Market Risk – Factors that affect the stock and bond markets in general, such as economic production, interest rate levels, or geopolitical events, may negatively affect the stock or bond markets and cause a decline in the value of your investment in the Fund.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.
•
Recent Market Events – U.S. and international markets may continue to experience volatility, which could cause securities markets to experience lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.

•
Stock Market Risk – The Fund invests in equity securities and therefore is subject to stock market risks and significant fluctuations in value.  The Fund’s investments in equity securities include common stocks, securities convertible into common stocks, ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges.  Investing in such securities may expose the Fund to additional risk.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.  Convertible securities are sensitive to movements in interest rates.  In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value.  Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities.

•
Stock Selection Risk – Equity securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities, such as poor management, weak demand for the company’s products, or the company’s failure to meet earnings expectations.

•
Interest Rate Risk – Market values of fixed income securities are inversely related to actual changes in interest rates, and the Fund’s fixed income securities holdings and net asset value may decline if interest rates rise.

•
Credit Risk – If the Fund holds fixed income securities of a company that experiences financial problems, the securities will likely decline in value or the company may fail to make timely payments of interest or principal on the securities.

•
Foreign Investment Risk – The Fund invests in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social, political and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection to the shareholders in foreign markets.

•
Options Risk – The Fund will be subject to risks if it utilizes options, such as imperfect correlation between the price of option contracts and movements in prices of securities underlying the options and counterparty risk.

•
Currency Risk – The value of the Fund’s investments that are denominated in non-U.S. currencies may be adversely affected by changes in the rates of exchange between those currencies and the U.S. dollar.

•
Emerging Markets Risk – The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets.  Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

•
Portfolio Turnover Risk – To the extent that the Fund’s strategies lead it to buy and sell securities more actively than other funds, the Fund could have higher expenses, including increased brokerage commission cost, which would reduce shareholder returns.  A high portfolio turnover rate may also expose shareholders to higher taxable distributions.

•
Market Timing Risk – The Fund invests in foreign securities and therefore is subject to the risk of market timing activities.  Market timing means that some investors could take advantage of price differentials that may be reflected in the price of the Fund’s shares since the value of foreign securities may be affected by the events that occur after the close of the foreign market but before the time that the Fund prices its shares.  The Fund has adopted policies and procedures designed to detect and deter such market timing activities, but there can be no assurance that such policies or procedures can reduce or eliminate market timing in the Fund.

•
Small and Mid Cap Risk – The Fund may invest in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies.  As a result, the securities of small and mid capitalization companies held by the Fund may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance, including an additional index that shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
22.80%	2nd quarter, 2009
-24.23%	4th quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Return Before Taxes	11.83%	2.21%	1.51%
Return After Taxes on Distributions	11.82%	0.66%	0.53%
Return After Taxes on Distributions and Sale of Fund Shares	8.20%	1.61%	1.03%
Morgan Stanley Capital International Europe, Australasia and Far East Index (reflects no deduction for fees, expenses or taxes)	8.21%	2.94%	3.94%
Lipper International Multi-Cap Value Funds Index (reflects no deduction for taxes)	10.40%	3.37%	5.96%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon redemption.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser and Sub-Adviser:  Luther King Capital Management Corporation is the Fund’s investment adviser.  TT International is the Fund’s sub-adviser.

Portfolio Managers:

Name	Title with TT International	Experience with the Fund
Tim Tacchi	Senior and Founding Partner	Since Inception in 1997
Mark Williams	Partner, Portfolio Manager and Head of Client Services	Since Inception in 1997
Patrick Deane	Partner	Since 2000
Oisin Crawley	Portfolio Manager	Since 2005
Sharon Dodgson	Portfolio Manager	Since 2007
Niall Paul	Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $10,000.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.